EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 1, 2007, is entered into by and among Surfect Holdings, Inc., a Delaware corporation (the "Company") and each of the investors listed on Exhibit A attached hereto (collectively, the "Investors").

RECITAL

WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and subject to the conditions of this Agreement, for an aggregate purchase price of One Million Five Hundred Thousand Dollars ($1,500,000) (the "Purchase Price"), (a) 10% senior secured convertible promissory notes of the Company having an aggregate principal amount equal to the Purchase Price and (b) as an inducement for the Investors to execute and deliver this Agreement and participate in the financing contemplated hereby, an aggregate of Six hundred and sixty Thousand (660,000) shares (collectively, the "Shares") of common stock, $0.0001 par value, of the Company ("Common Stock").

AGREEMENT

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

"Action" means any administrative, regulatory, judicial or other proceeding by or before Governmental Entity.

"Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person (it being understood and agreed that, for purposes of this Agreement, neither the Company nor any of its Subsidiaries shall be deemed an Affiliate of any Investor).

"Business Day" means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

"Buyers" means Birchten Investments, Ltd., Gemini Strategies, LLC, Jacob Honig Irrevocable Trust and London Family Trust.

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"CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended through the Closing.

"Common Stock Equivalent" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

"Confidential Information" means information or knowledge obtained in any due diligence or other investigation relating to the negotiation and execution of this Agreement and the other Transaction Documents, information relating to the terms of the transactions contemplated hereby and thereby and any information identified as confidential in writing from one party to the other; provided, however, that Confidential Information shall not include information or knowledge that (a) becomes generally available to the public absent any breach of Section 5.12, (b) was available on a non-confidential basis to a party prior to its disclosure pursuant to this Agreement, or (c) becomes available on a non-confidential basis from a third party who is not bound to keep such information confidential.

"Conversion Securities" means any securities into which the Notes are converted pursuant to Section 5(a) of the Notes.

"Encumbrance" means any security interest, pledge, hypothecation, mortgage, lien (including environmental and tax liens), violation, charge, lease, license, encumbrance, servient easement, adverse claim, reversion, reverter, preferential arrangement, restrictive covenant, condition or restriction of any kind, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended

"Environmental Law" means all Laws, now or hereafter in effect and as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety, natural resources or Hazardous Materials, including CERCLA; the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. §§ 6901 et seq.; the Clean Water Act, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 et seq.; the Clean Air Act, 42 U.S.C. §§ 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; the Atomic Energy Act, 42 U.S.C. §§ 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq.; and the Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Governmental Entity" means any federal, state, local or foreign government or any court, tribunal, arbitral body, administrative agency or commission or other governmental or regulatory authority or agency, domestic, foreign or supranational.

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"Governmental Order" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Entity.

"Hazardous Materials" means (a) petroleum and petroleum products, radioactive materials, asbestos-containing materials, urea formaldehyde foam insulation, transformers or other equipment that contain polychlorinated biphenyls and radon gas, (b) any other chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar import, under any applicable Environmental Law, and (c) any other chemical, material or substance which is regulated by any Environmental Law.

"Indebtedness" means, with respect to any Person, (a) all indebtedness of such Person, whether or not contingent, for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Indebtedness of others referred to in clauses (a) through (g) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (i) all Indebtedness referred to in clauses (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

"Insolvent" means (a) the present fair saleable value of the Company's assets as a going concern is less than the amount required to pay the Company's total Indebtedness, and (b) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured.

"Intellectual Property" means (a) patents, patent applications and statutory invention registrations, (b) trademarks, service marks, domain names, trade dress, logos, trade names, corporate names and other identifiers of source or goodwill, including registrations and applications for registration thereof and including the goodwill of the business symbolized

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thereby or associated therewith, (c) mask works and copyrights, including copyrights in computer software, and registrations and applications for registration thereof, and (d) confidential and proprietary information, including trade secrets, know-how and invention rights.

"knowledge" means, with respect to the Company, the actual knowledge or information of the Company or such knowledge that the Company would have obtained after reasonable inquiry into the matter concerned.

"Law" means any federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law).

"Liabilities" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law (including any Environmental Law), Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

"Licensed Intellectual Property" means Intellectual Property licensed to the Company or its Subsidiaries.

"Material Adverse Effect" means any material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole.

"Owned Intellectual Property" means Intellectual Property Owned by the Company or its Subsidiaries.

"Person" means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Registrable Securities" means (a) the Shares, (b) if the Common Stock is changed, converted or exchanged by the Company or its successor, as the case may be, into any other stock or other securities on or after the date hereof, such other stock or other securities which are issued or issuable in respect of or in lieu of the Shares and (c) if any other securities are issued to holders of the Common Stock (or such other shares or other securities into which or for which the Common Stock is so changed, converted or exchanged as described in the immediately preceding clause (b)) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event, such other securities which are issued or issuable in respect of or in lieu of the Common Stock.

"Registration Statement" means a registration statement on Form S-1, Form SB-2, Form S-3 or such other form as may be available to the Company to be filed with the SEC under the Securities Act relating to the Registrable Securities and which names the Investors as selling stockholders.

"SEC" means the United States Securities and Exchange Commission.

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"SEC Reports" means all periodic and other reports filed by the Company with the SEC pursuant to the Exchange Act subsequent to December 31, 2006, and prior to the date hereof, in each case as filed with the SEC and including the information and documents (other than exhibits) incorporated therein by reference.

"Securities" means, collectively, the Notes and the Shares.

"Securities Act" means the Securities Act of 1933, as amended.

"Subsidiary" means, with respect to a Person, any Person of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person.

"Transaction Documents" means, collectively, this Agreement, the Notes, the Security Agreement and the other agreements, instruments and documents contemplated hereby and thereby.

Any reference in this Agreement to a statute shall be to such statute, as amended from time to time, and to the rules and regulations promulgated thereunder.

(b) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Closing	§2.03
Closing Date	§2.03
Common Stock	Recital
Company	Preamble
Financing	§5.16
GAAP	§3.11
indemnified party	§8.02
Investors	Preamble
Material Agreements	§3.21
Notes	§2.01
OTCBB	§3.03
Purchase Price	Recital
Rule 144	§4.05
Security Agreement	§2.01
Shares	Recital
Surfect Technologies	§3.02

ARTICLE 2

SALE, PURCHASE AND ISSUANCE OF SECURITIES

Section 2.01. Sale, Purchase and Issuance of the Securities. Upon the terms and subject to the conditions contained herein, at the Closing, each Investor hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to each Investor,

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(a) a 10% senior secured convertible promissory note, in the form attached hereto as Exhibit B, and in the principal amount set forth on Exhibit A opposite such Investor's name (each a "Note" and, collectively, the "Notes"), and (b) that number of Shares set forth on Exhibit A opposite such Investor's name, in exchange for such Investor's payment of the portion of the Purchase Price set forth opposite each Investor's name on Exhibit A. The Company's obligations under the Notes shall be collateralized by a security agreement, executed on the date hereof, in the form attached hereto as Exhibit C (the "Security Agreement").

Section 2.02. Deliveries by the Company and the Investors. At the Closing (or at such other date as set forth below):

(a) The Company shall deliver to each Investor (as applicable): (i) one or more stock certificates evidencing the number of Shares set forth opposite each Investor's name on Exhibit A within five (5) Business Days after the Closing Date, (ii) a duly executed original Note in the principal amount set forth opposite each Investor's name on Exhibit A and (iii) a duly executed counterpart of the Security Agreement.

(b) Each Investor shall deliver to the Company: (i) the amount in cash set forth opposite such Investor's name on Exhibit A by wire transfer in immediately available funds to an account designated in writing by the Company prior to the date hereof and (ii) a duly executed counterpart of the Security Agreement.

Section 2.03. Closing. The closing of the purchase and sale of the Securities hereunder (the "Closing") shall take place (a) at the offices of Greenberg Traurig, LLP, The Met Life Building, 200 Park Avenue, New York, New York 10166 at 10:00 a.m. local time, concurrently with the execution hereof or (b) at such other place, date or time as may be mutually agreed upon in writing by the Investors and the Company. The date of the Closing is referred to herein as the "Closing Date."

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as expressly set forth in the disclosure schedule heretofore delivered in complete form by the Company to the Investors not later than the Business Day next preceding the date hereof or as expressly set forth in the SEC Reports (excluding, however, the disclosures in any "Risk Factors" section of the SEC Reports), the Company hereby represents and warrants to each Investor as follows:

Section 3.01. Organization; Qualification and Authority. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the business of the Company as it has been and is currently conducted. Each of the Company and its Subsidiaries is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary or desirable, except to the extent that the failure to be so licensed or qualified and in good standing would not (a) adversely affect the

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ability of the Company to carry out its obligations under, and to consummate the transactions contemplated by, the Transaction Documents or (b) adversely affect the ability of the Company and its Subsidiaries to conduct the business of the Company. All corporate actions taken by each of the Company and its Subsidiaries have been duly authorized, and neither the Company nor Surfect Technologies has taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of its respective certificate of incorporation or by-laws.

Section 3.02. Subsidiaries. Other than Surfect Technologies, Inc., a Delaware corporation ("Surfect Technologies"), there are no other corporations, partnerships, joint ventures, associations or other entities in which the Company or Surfect Technologies owns, of record or beneficially, any direct or indirect equity or any right (contingent or otherwise) to acquire the same. All the outstanding shares of capital stock of Surfect Technologies are validly issued, fully paid, nonassessable and are owned by the Company, whether directly or indirectly, free and clear of all Encumbrances. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of Surfect Technologies or obligating the Company or Surfect Technologies to issue or sell any shares of capital stock of, or any other interest in, Surfect Technologies. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any shares of capital stock of or any other interests in Surfect Technologies.

Section 3.03. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (a) Forty Million (40,000,000) shares of Common Stock, of which 14,313,667 shares are issued and outstanding, and (b) Ten Million (10,000,000) shares of preferred stock, $0.0001 par value, none of which are issued and outstanding. Schedule 3.03 hereto discloses all outstanding options or warrants for the purchase of, or rights to purchase or subscribe for, or securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, Common Stock or other capital stock of the Company, or any contracts or commitments to issue or sell Common Stock or other capital stock of the Company or any such options, warrants, rights or other securities. The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (x) all options, warrants, convertible securities, exchangeable securities, and other rights to acquire shares of Common Stock which are outstanding and (y) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans that have been adopted by the Company or Surfect Technologies. Each outstanding class or series of securities of the Company for which any such antidilution adjustment will occur is identified on Schedule 3.03, together with the amount of such antidilution adjustment for each such class or series. The outstanding shares of Common Stock of the Company and outstanding options, warrants, rights, and other securities entitling the holders to purchase or otherwise acquire Common Stock have been duly and validly authorized and issued. None of the outstanding shares of Common Stock or options, warrants, rights, or other such securities has been issued in violation of the preemptive rights of any securityholder of the Company. The offers and sales of the outstanding shares of Common Stock of the Company and options, warrants, rights, and other securities were at all relevant times either registered under the Securities Act and applicable state securities laws or exempt from such requirements. There are no outstanding contractual obligations of the Company to repurchase,

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redeem or otherwise acquire any shares of Common Stock or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person. Upon consummation of the transactions contemplated by this Agreement and registration of the Shares in the name of the Investors in the stock records of the Company, each Investor, assuming it shall have purchased the applicable Shares for value in good faith and without notice of any adverse claim, will own such Shares free and clear of all Encumbrances. Upon consummation of the transactions contemplated by this Agreement, the Shares will be duly authorized, validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability solely by reason of being such holder. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Shares. The Common Stock is currently traded on the National Association of Securities Dealers Over-The-Counter Bulletin Board (the "OTCBB"), and the Company knows of no reason that the Common Stock would be ineligible for continued quotation on the OTCBB in the reasonably forcseeable future.

Section 3.04. Corporate Authorization. The Transaction Documents have been duly and validly authorized by the Company and have been duly executed and delivered by the Company and, assuming due execution and delivery by each Investor as applicable, will be when executed and delivered by the Company, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

Section 3.05. Non-contravention. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the sale and issuance of the Securities as contemplated by this Agreement and consummation by the Company of the other transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (a) result in any violation of any term or provision of the certificate of incorporation (including all certificates of designation) or by-laws of the Company or Surfect Technologies, (b) conflict with or result in a breach by the Company or Surfect Technologies of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of Encumbrance upon any of the properties or assets of the Company or Surfect Technologies pursuant to, or affect the validity or enforceability of or the ability of the Company to perform its obligations under the Transaction Documents pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or Surfect Technologies is a party or by which the Company or Surfect Technologies or any of their respective properties or assets are bound or affected, (c) violate or contravene any applicable Law, or (e) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or Surfect Technologies to own or lease and operate any of their respective properties and to conduct any of its respective businesses or the ability of the Company or Surfect Technologies to make use thereof.

Section 3.06. Approvals, Filings, Etc. No authorization, approval or consent of, or filing with, any Governmental Entity, or the stockholders of the Company, or any other

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Person, is required to be obtained or made by the Company or Surfect Technologies for (a) the execution and delivery by the Company of the Transaction Documents, (b) the issuance and sale of the Securities as contemplated by this Agreement and (c) the performance by the Company of its obligations under the Transaction Documents, in each case, other than as may be required under applicable federal securities, state securities or "blue sky" laws.

Section 3.07. Information Provided. The SEC Reports, the Transaction Documents and the instruments delivered by the Company to the Investors in connection with the closing of the transactions contemplated hereby on the Closing Date do not and will not on the date of execution and delivery of this Agreement contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 3.07, any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 3.07 to the extent that a statement in any document included in such information that was prepared and furnished to the Investors on a later date or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states.

Section 3.08. Conduct of Business. Since March 31, 2007, neither the Company nor Surfect Technologies has (a) incurred any material Liability other than in the ordinary course of business; (b) canceled, without payment in full, any material notes, loans or other obligations receivable or other debts or claims held by it other than in the ordinary course of business; (c) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement; (d) conducted its business in a manner materially different from its business as conducted on such date or (e) declared, made or paid or set aside for payment any cash or non-cash distribution on any shares of its capital stock. Each of the Company and Surfect Technologies owns, possesses or has obtained all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations necessary to own or lease (as the case may be) and operate its properties, whether tangible or intangible, and to conduct its business or operations as currently conducted.

Section 3.09. SEC Filings. For the preceding twenty-four (24) months, the Company has timely filed all reports required to be filed under the Exchange Act and any other material reports or documents required to be filed with the SEC.

Section 3.10. Litigation. There is no Action, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or Surfect Technologies that questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. There is no Action, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company, Surfect Technologies or any of their respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or Surfect Technologies or any officers or directors of the Company or Surfect Technologies in their capacities as such.

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Section 3.11. Financial Statements; Liabilities. The financial statements included in the SEC Reports present fairly the consolidated financial position, results of operations and cash flows of the Company, at the dates and for the periods covered thereby, have been prepared in conformity with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods covered thereby, and include all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the consolidated financial position, results of operations and cash flows of the Company at the dates and for the periods covered thereby. Except as and to the extent disclosed, reflected or reserved against in the financial statements of the Company and the notes thereto included in the SEC Reports, neither the Company nor Surfect Technologies has any Liability that, individually or in the aggregate, is material to the Company and Surfect Technologies, taken as a whole. Since March 31, 2007, neither the Company nor Surfect Technologies has incurred any Liability that, individually or in the aggregate is material to the Company Surfect Technologies, taken as a whole, other than those incurred in the ordinary course of their respective businesses.

Section 3.12. Absence of Certain Changes. Since March 31, 2007, there has been no Material Adverse Effect. The Company has not received any notice that any customer intends, and to its knowledge no customer intends, to cease doing business with the Company or decrease in any material respect the amount of business that it does with the Company. Since March 31, 2007, the Company has not (a) declared or paid any dividends, (b) sold any assets outside of the ordinary course of business consistent with past practice, (c) had capital expenditures outside of the ordinary course of business consistent with past practice, (d) engaged in any transaction with any Affiliate in which the amount involved exceed $60,000 except as set forth in the SEC Reports or (e) engaged in any other transaction outside of the ordinary course of business consistent with past practice. Neither the Company nor Surfect Technologies has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur on the Closing Date, Insolvent.

Section 3.13. Intellectual Property. (a) The Company owns all Owned Intellectual Property, free and clear of all Encumbrances and restrictions on use or transfer, whether or not recorded, and has sole title to and ownership of or has the full, exclusive right to use, for the life of the proprietary right all Owned Intellectual Property; (b) the use of the Owned Intellectual Property and the Licensed Intellectual Property by the Company and Surfect Technologies does not, to the knowledge of the Company, violate or infringe on the rights of any other Person; (c) neither the Company nor Surfect Technologies has received any notice of any conflict between the asserted rights of others and the Company or Surfect Technologies with respect to any Owned Intellectual Property or Licensed Intellectual Property; (d) the Company and Surfect Technologies are in compliance with all terms and conditions of their agreements relating to the Owned Intellectual Property and Licensed Intellectual Property; (e) neither the Company nor Surfect Technologies is or has been a defendant in any action, suit, investigation or proceeding relating to infringement or misappropriation by the Company or Surfect Technologies of any Owned Intellectual Property or Licensed Intellectual Property; (f) neither the Company nor Surfect Technologies has been notified of any alleged claim of infringement or misappropriation by the Company or Surfect Technologies of any Owned Intellectual Property or

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Licensed Intellectual Property; (g) the Company has no knowledge of any claim of infringement or misappropriation by the Company or Surfect Technologies of any Owned Intellectual Property or Licensed Intellectual Property; (h) to the knowledge of the Company, none of the products the Company and the Subsidiaries are researching, developing, propose to research and develop, make, have made, use, or sell, infringes or misappropriates any Intellectual Property right of any third party; (i) none of the trademarks and service marks used by the Company or Surfect Technologies, to the knowledge of the Company, infringes the trademark or service mark rights of any third party; (j) neither the Company nor Surfect Technologies has entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property; (k) none of the research and development results and other know-how relating to the Company's or Surfect Technologies" respective businesses, the value of which to the Company or Surfect Technologies is contingent upon maintenance of the confidentiality thereof, has been disclosed to any Person other than Persons bound by written confidentiality agreements; and (l) the Company or Surfect Technologies owns directly, or possesses adequate rights to use, all Intellectual Property used in or relating to the business of the Company as currently conducted.

Section 3.14. Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (c) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

Section 3.15. Compliance with Law. The business of the Company and Surfect Technologies has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect. The Company and Surfect Technologies have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted, except to the extent that the so obtain such authorizations and approvals could not, in the aggregate, have a Material Adverse Effect.

Section 3.16. Properties. Each of the Company and Surfect Technologies has good title to all property, real and personal (tangible and intangible), and other assets owned by it, free and clear of all Encumbrances. The leases, licenses or other contracts or instruments

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under which each of the Company and Surfect Technologies leases, holds or is entitled to use any property, real or personal, which individually or in the aggregate are material to the Company and Surfect Technologies, taken as a whole, are valid, subsisting and enforceable. Neither the Company nor Surfect Technologies has received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties. Neither the Company nor Surfect Technologies has any Encumbrance on any of its assets or properties.

Section 3.17. Labor Relations. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or Surfect Technologies.

Section 3.18. Insurance. All material assets, properties and risks (i) of the Company are, and as of September 27, 2006 have been and (ii) of Surfect Technologies are, and for the past two years have been, covered by valid and, except for insurance policies that have expired under their terms in the ordinary course, currently effective insurance policies or binders of insurance (including general liability insurance, property insurance and workers" compensation insurance) issued in favor of the Company or Surfect Technologies, as the case may be, in each case with responsible insurance companies, in such types and amounts and covering such risks as are consistent with customary practices and standards of companies engaged in businesses and operations similar to those of the Company or Surfect Technologies, as the case may be.

Section 3.19. Tax Matters. Each of the Company and Surfect Technologies has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company or Surfect Technologies.

Section 3.20. Environmental Matters. The Company and Surfect Technologies have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. The Company has all necessary governmental approvals required under all Environmental Laws and used in its business or in the business of Surfect Technologies. The Company and Surfect Technologies are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. There are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or Surfect Technologies that violate any Environmental Law, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including, without limitation, underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any Hazardous Materials.

Section 3.21. Material Agreements. Except for the Transaction Documents (with respect to clause (i) only), (i) the Company and Surfect Technologies have performed all obligations required to be performed by them to date under any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, filed or required to be filed with the SEC (the "Material Agreements"), (ii) neither the Company nor Surfect Technologies

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has received any notice of default under any Material Agreement and, (iii) to the Company's knowledge, neither the Company nor Surfect Technologies is in default under any Material Agreement.

Section 3.22. Investment Company. Neither the Company nor Surfect Technologies is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

Section 3.23. Absence of Brokers, Finders, Etc. No broker, finder or similar Person is entitled to any commission, fee or other compensation by reason of action taken by or on behalf of the Company in connection with the transactions contemplated by this Agreement, and the Company shall pay, and indemnify and hold harmless each Investor from, any claim made against any Investor by any Person for any such commission, fee or other compensation.

Section 3.24. No Solicitation. No form of general solicitation or general advertising was used by the Company or, to its knowledge, any other Person acting on behalf of the Company, in respect of the Securities or in connection with the offer and sale of the Securities. Neither the Company nor, to its knowledge, any Person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any Person any of the Securities or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement; and neither the Company nor any Person authorized to act on its behalf will sell or offer for sale any promissory notes, warrants, shares of Common Stock or other securities to, or solicit any offers to buy any such security from, any Person so as thereby to cause the issuance or sale of any of the Securities to be in violation of any of the provisions of Section 5 of the Securities Act.

Section 3.25. ERISA Compliance. Each of the Company and Surfect Technologies is in compliance in all material respects with all presently applicable provisions of ERISA; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or Surfect Technologies would have any liability; neither the Company nor Surfect Technologies has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Code; and each "pension plan" for which the Company or Surfect Technologies would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

Section 3.26. Rights Agreement; Interested Stockholder. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. All necessary and proper action has been taken by the Company and its Board of Directors such that the execution, delivery and performance of the Transaction Documents and the purchase, sale and issuance of the Securities will not cause any Buyer to become an "interested stockholder" under Section 203 of the Delaware General Corporation Law.

Section 3.27. Sarbanes-Oxley Act. The Company is in compliance with the requirements of the Sarbanes-Oxley Act of 2002 applicable to it, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

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ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF BUYER

Each Investor, severally and not jointly, represents and warrants to the Company as follows:

Section 4.01. Corporate Existence and Power. The Investor is duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or other formation, and has all requisite power and authority to execute, deliver and perform this Agreement.

Section 4.02. Authorization. The execution, delivery and performance by the Investor of this Agreement and any related agreement and the consummation by the Investor of the transactions contemplated hereby and thereby are within the Investor's power and authority and have been duly authorized by all necessary limited liability company action on the part of the Investor, no other action by the Investor being necessary therefor. This Agreement and any related agreement has been duly and validly executed and delivered by such Investor and constitutes the legal, valid and binding agreement and obligation of the Investor enforceable against such Investor in accordance with its terms, except (a) as limited by applicable bankruptcy insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting creditor rights generally, and (b) as limited by laws relating to specific performance, injunctive relief or other equitable remedies.

Section 4.03. Purchase for Investment. The Investor is purchasing the Securities solely for its own account and not with a view to or for sale in connection with distribution. The Investor does not have a present intention to sell any of the Shares, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Shares to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with federal and state securities laws applicable to such disposition. The Investor acknowledges that it (a) has such knowledge and experience in financial and business matters such that Investor is capable of evaluating the merits and risks of the Investor's investment in the Company, (b) is able to bear the financial risks associated with an investment in the Securities and (c) has been given full access to such records of the Company and Surfect Technologies and to the officers of the Company and Surfect Technologies as it has deemed necessary or appropriate to conduct its due diligence investigation.

Section 4.04. Accredited Investor. The Investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act.

Section 4.05. Rule 144. The Investor understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that the Investor has been advised that Rule 144 permits resales only under certain circumstances. The Investor understands that to the extent that Rule

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144 is not available, such Investor will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

Section 4.06. Absence of Approvals. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

ARTICLE 5

COVENANTS

The Company covenants with each Investor as follows, which covenants are for the benefit of each Investor and their respective permitted assignees:

Section 5.01. Securities Compliance. The Company shall notify the SEC in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Investors, or their respective subsequent holders.

Section 5.02. Registration and Listing. The Company shall cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act, to comply with all requirements related to any registration statement filed pursuant to this Agreement, and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock on the OTCBB or any successor market.

Section 5.03. Inspection Rights. The Company shall permit, during normal business hours and upon reasonable request and reasonable notice, each Investor or any employees, agents or representatives thereof, so long as such Investor shall beneficially own any Securities, for purposes reasonably related to such Investor's interests to examine and make reasonable copies of the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and its Subsidiaries.

Section 5.04. Compliance with Laws. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which would be reasonably likely to have a Material Adverse Effect.

Section 5.05. Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries.

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Section 5.06. Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability of the Company or Surfect Technologies to perform its obligations under any Transaction Document.

Section 5.07. Use of Proceeds. The net proceeds from the sale of the Securities shall be used by the Company for working capital and general corporate purposes and not to redeem any Common Stock or securities convertible, exercise or exchangeable into Common Stock or to settle any outstanding litigation.

Section 5.08. Eligibility to Use Form SB-2. Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Investors may reasonably request, all to the extent required from time to time to enable the Investors to sell the Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. Upon the request of the Investors, the Company shall deliver to the Investors a written certification of a duly authorized officer as to whether it has complied with such requirements. The Company currently meets the "registrant eligibility" and transaction requirements set forth in the general instructions to Form SB-2 applicable to "resale" registrations on Form SB-2 and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner.

Section 5.09. Disclosure of Material Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf has provided or will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

Section 5.10. Form D. The Company agrees to file a Form D with respect to the Securities as required by Rule 506 under Regulation D and to provide a copy thereof to the Investors promptly after such filing.

Section 5.11. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities being offered or sold hereunder) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act.

Section 5.12. Confidentiality. Each party agrees that it will not disclose and it will cause its officers, directors, employees, representatives, agents, and advisers not to disclose, any Confidential Information with respect to the other party furnished, at any time or in any manner, provided that (a) any disclosure of such information may be made to which the Company and Investor consent in writing; and (b) such information may be disclosed if so required by law or regulatory authority.

Section 5.13. Further Assurances. The Company shall use its reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and

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cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and any related agreement as promptly as practicable.

Section 5.14. State Securities Laws. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the offer and sale of the Securities to the Investors as contemplated by the Transaction Documents under such of the securities laws of jurisdictions in the United States as shall be applicable thereto.

Section 5.15. Debt Obligation. So long as any portion of the Notes are outstanding, the Company shall cause its books and records to reflect the Notes as a debt of the Company in its unpaid principal amount, shall cause its financial statements to reflect the Notes as a debt of the Company in such amount as shall be the greatest amount permitted in accordance with generally accepted accounting principles and, whenever appropriate, as a valid debt obligation of the Company for money borrowed.

Section 5.16. Right of the Buyers to Participate in Future Transactions. For as long as the Notes remain outstanding, the Buyers shall have the right to participate in any sales of any of the Company's debt or equity securities in a capital raising transaction in which the Company (or any Affiliate of the Company) receives gross cash proceeds of at least One Million Five Hundred Thousand Dollars ($1,500,000) (whether debt or equity) (a "Financing") on the terms and conditions set forth in this Section 5.16 and in Section 5 of the Notes. The Company shall at least give thirty (30) Business Days advance written notice to the Buyers prior to the consummation of any non-public offer or sale of any of the Company's capital stock, any Common Stock Equivalents or any debt or other securities in a Financing, by providing to the Buyers a term sheet or other form of disclosure document containing all significant business terms of such Financing. The Buyers shall have the right to participate in such Financing on the terms and subject to the conditions set forth in Section 5 of the Notes. If a Buyer elects to exercise its rights under this Section 5.16 and participate in such Financing, it must deliver written notice to the Company within ten (10) Business Days following receipt of the notice and term sheet other form of disclosure document from the Company, which notice from such Buyer shall be contingent upon receipt of satisfactory definitive documents for such transaction from the Company. If, subsequent to the Company giving notice to the Buyers hereunder but prior to the Buyers exercising their rights to participate (or the expiration of the ten (10)-day period without response from the Buyers or the rejection of such offer for such Financing by the Buyers), the terms and conditions of the proposed Financing are changed in any material manner from that disclosed in the comprehensive term sheet provided to the Buyers, the Company shall be required to provide a new notice and comprehensive term sheet reflecting such revised terms to the Buyers hereunder and the Buyers shall have the right, which must be exercised within ten (10) Business Days of such new notice and such revised term sheet, to exercise their rights to purchase the securities on such changed terms and conditions as provided hereunder. To the extent that the Buyers do not exercise their rights hereunder with respect to a Financing, then the Company may proceed with such Financing on the same terms and conditions as notice to the Buyers with the Buyers that have elected to participate in such proposed transaction, provided that if such proposed transaction is not consummated within ninety (90) days following the

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Company's notice hereunder, then the right of participation hereunder shall again apply to the Buyers for such proposed transaction.

Section 5.17. Notices of Certain Events. The Company shall promptly notify the Investors of:

(a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement or any related agreement or the transactions contemplated hereby or thereby;

(b) any notice or other communication from any Governmental Entity in connection with this Agreement or any related agreement or the transactions contemplated hereby or thereby; and

(c) any actions, suits, claims, investigations or proceedings commenced or, to such party's knowledge, threatened against, relating to or involving or otherwise affecting the Company, the Investors or any of their respective Affiliates that relate to this Agreement or any related agreement or the consummation of the transactions contemplated hereby or thereby.

Section 5.18. Public Announcements. Immediately after the Closing, the parties hereto shall issue a joint press release in the form attached hereto as Exhibit D. Thereafter, the Company shall make, or cause or permit to be made, any press release or public announcement or disclosure in respect of this Agreement or any related agreement or the transactions contemplated hereby or thereby without obtaining the prior written consent of the Buyers; provided, however, that each party hereto may make any public disclosure it believes, with the advice of counsel, is required by applicable law (in which case the disclosing party will use its reasonable best efforts to advise the other parties prior to making the disclosure).

ARTICLE 6

LEGEND

Section 6.01. Legend. Each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

> THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

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Section 6.02. Removal of Legend. The Company agrees to reissue certificates representing any of the Shares and, if applicable, the Conversion Securities, without the legend set forth above if at such time, prior to making any transfer of any such Shares or Conversion Securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Shares or, if applicable, Conversion Securities, under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the SEC and has become and remains effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition; provided, however, that upon the reasonable request by the Investor for such an opinion, the Company shall use its best efforts to cause to be furnished to such Investor, within three (3) days after such request, an opinion of counsel, to the effect that the Shares and, if applicable, the Conversion Securities, can be resold pursuant to Rule 144, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto.

ARTICLE 7

PIGGYBACK REGISTRATION RIGHTS

Section 7.01. Piggy-Back Registrations. If at any time the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Investor who is entitled to registration rights under this Section 7.01 written notice of such determination and, if within ten (10) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, (i) the SEC does not permit the Company to register all of the Registratable Shares in such Registration Statement or counsel for the Company agrees that such a Registration is unlikely to be approved, the Company shall register in such Registration Statement such number of shares as is permitted by the SEC, on a pro rata basis among all of the holders of Registratable Securities and other shareholders whose shares are being registered in the Registration Statement or (ii) in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable

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Securities with respect to which such Investor has requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the number of securities for which registration is requested except to the extent such pro rata exclusion of such other securities is prohibited under any written agreement entered into by the Company with the holder of such other securities prior to the date of this Agreement, in which case such other securities shall be excluded, if at all, in accordance with the terms of such agreement.

ARTICLE 8

INDEMNIFICATION AND CONTRIBUTION

Section 8.01. General Indemnity. The Company agrees to indemnify and hold harmless the Investors (and their respective directors, officers, agents, managers, partners, members, shareholders, Affiliates, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys" fees, charges and disbursements) incurred by the Investors and their directors, officers, agents, managers, partners, members, shareholders, Affiliates, successors and assigns as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Investors agree to indemnify and hold harmless the Company (and its respective directors, officers, agents, managers, partners, members, Affiliates, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys" fees, charges and disbursements) incurred by the Company and its directors, officers, agents, managers, partners, members, Affiliates, successors and assigns as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Investors herein.

Section 8.02. Indemnification Procedure. Any party entitled to indemnification under this Article 8 (an "indemnified party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article 8 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnifying party a conflict of interest between it and the indemnified party exists with respect to such action, proceeding or claim (in which case the indemnifying party shall be responsible for the reasonable fees and expenses of one separate counsel for the indemnified parties), to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will not contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of

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any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent which consent shall not be unreasonably withheld. Notwithstanding anything in this Article 8 to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Article 8 shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

Section 8.03. Contribution. To the extent any indemnification by an indemnifying party as set forth in Section 8.01 above is applicable by its terms but is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 8.01 to the fullest extent permitted by law. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative fault of each party, the parties" relative knowledge of and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances.

Section 8.04. Other Rights. The indemnification and contribution provided in this Article 8 shall be in addition to any other rights and remedies available at law or in equity.

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connection with or related to (i) the preparation, negotiation, execution and delivery of the Transaction Documents; (ii) the collection or enforcement of any Transaction Document; (iii) the amendment or modification of any Transaction Document; (iv) any waiver, consent, release, or termination under any Transaction Document; (v) the protection, preservation, sale, lease, liquidation, or disposition of collateral under the Security Agreement or the exercise of remedies with respect to such collateral; (vi) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to the Company or the collateral under the Security Agreement, and any appeal or review thereof; and (vii) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to the Company, the Notes or the Security Agreement, including representing the Investors in any adversary proceeding or contested matter commenced or continued by or on behalf of the Company's estate, and any appeal or review thereof. The Investors' professional fees and expenses shall include out of pocket fees or expenses for the Investors' respective attorneys, accountants, auctioneers, liquidators, appraisers, investment advisors, environmental and management consultants, or experts engaged by the Investors in connection with the foregoing. All of the foregoing costs and expenses shall be payable within thirty (30) days of written demand by an Investor. The Company agrees that such written demand need not consist of more detail than a separate line item for each general category of expense and corresponding amount, such as legal fees and costs $100.00, filing fees $100.00, or courier services $100.00, etc., provided that reasonable detail will be provided upon request by the Company. Notwithstanding anything to the contrary set forth in this Section 9.02 the Company's reimbursement obligations for all fees and expenses, including but not limited to professional fees, incurred by the Investors under Section 9.02 (i) shall in no event exceed Twenty Five Thousand Dollars ($25,000) in the aggregate.

Section 9.03. Specific Performance; Consent to Jurisdiction; Venue. (a) The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents are not performed in accordance with their specific terms or are otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b) The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise *forum non conveniens* or any other argument that New York is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 9.03(b) shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Investors hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Securities, this Agreement or other Transaction Documents, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

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Section 9.04. Entire Agreement; Amendment. This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor any Investor make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. Following the Closing, no provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Investors. Any amendment or waiver effected in accordance with this Section 9.04 shall be binding upon each Investor (and their permitted assigns) and the Company.

Section 9.05. Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 9.06. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 9.07. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. The Investors may assign the Securities and its rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company.

Section 9.08. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 9.10. Survival. The representations and warranties of the Company and the Investors shall survive the execution and delivery hereof and the Closing.

Section 9.11. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall

NY 238395559v2 5/8/2007

24

become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

Section 9.12. Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Investors without the consent of the Investors, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, and then only to the extent of such requirement.

Section 9.13. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 9.14. Interpretation. (a) The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time, amended, qualified or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

(b) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

[Remainder of page intentionally left blank]

NY 238395559v2 5/8/2007

25

JUN-01-2007 09:12 Surfect Technologies Inc. 3274 P.007

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Securities Purchase Agreement as of the day and year first above written.

SURFECT HOLDINGS, INC.

By: [signature]
Name: STEVEN ANDERSON
Title: CEO

BIRCHTEN INVESTMENTS, LTD.

By:____________________
Name:
Title:

GEMINI STRATEGIES, LLC

By:____________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By:____________________
Name:
Title:

LONDON FAMILY TRUST

By:____________________
Name:
Title:

GRANITE FINANCIAL GROUP

By:____________________
Name:
Title:

NY 238395559v2 5/8/2007

Total P.007

Received 06-01-07 10:06am From-3274 To-Brownstein / Hyatt / Page 007

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Securities Purchase Agreement as of the day and year first above written.

SURFECT HOLDINGS, INC.

By:______________________________
Name:
Title:

BIRCHTEN INVESTMENTS, LTD.

By: [signature]
Name: Deirdre M. McCoy
Title: Director

GEMINI STRATEGIES, LLC

By:______________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By:______________________________
Name:
Title:

LONDON FAMILY TRUST

By:______________________________
Name:
Title:

GRANITE FINANCIAL GROUP

By:______________________________
Name:
Title:

NY 238395559v2 5/8/2007

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Securities Purchase Agreement as of the day and year first above written.

SURFECT HOLDINGS, INC.

By:______________________________
Name:
Title:

BIRCHTEN INVESTMENTS, LTD.

By:______________________________
Name:
Title:

GEMINI S~~TRATEGIES, LLC~~ MASTER FUND, Ltd.

By: [signature]
Name: STEVEN W. WINTERS
Title: President of the Investment Manager

JACOB HONIG IRREVOCABLE TRUST

By:______________________________
Name:
Title:

LONDON FAMILY TRUST

By:______________________________
Name:
Title:

GRANITE FINANCIAL GROUP

By:______________________________
Name:
Title:

NY 238395559v2 5/8/2007

06/04/2007 12:31 2127641197 ALAN S HONIG CPA PAGE 03
Jun 04 2007 4:20PM HP LASERJET FAX p.2

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Securities Purchase Agreement as of the day and year first above written.

SURFECT HOLDINGS, INC.

By:____________________________
Name:
Title:

BIRCHTEN INVESTMENTS, LTD.

By:____________________________
Name:
Title:

GEMINI STRATEGIES, LLC

By:____________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By: Alan S Honig trustee
Name: ALAN S. HONIG
Title: TRUSTEE

LONDON FAMILY TRUST

By:____________________________
Name:
Title:

GRANITE FINANCIAL GROUP

By:____________________________
Name:
Title:

NY 238395559v2 5/8/2007

Jun 01 07 09:38a London Family Trust 805-565-0027 p.2

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Securities Purchase Agreement as of the day and year first above written.

SURFECT HOLDINGS, INC.

By:______________________________
Name:
Title:

BIRCHTEN INVESTMENTS, LTD.

By:______________________________
Name:
Title:

GEMINI STRATEGIES, LLC

By:______________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By:______________________________
Name:
Title:

LONDON FAMILY TRUST

LONDON FAMILY TRUST

By: Robert S London, trustee
Name: ROBERT S. LONDON
Title: TRUSTEE

GRANITE FINANCIAL GROUP

By:______________________________
Name:
Title:

NY 238395559v2 5/8/2007

IN WITNESS WHEREOF, the parties hereto have duly executed, or caused to be duly executed by their respective authorized officers, this Securities Purchase Agreement as of the day and year first above written.

SURFECT HOLDINGS, INC.

By:____________________________
Name:
Title:

BIRCHTEN INVESTMENTS, LTD.

By:____________________________
Name:
Title:

GEMINI STRATEGIES, LLC

By:____________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By:____________________________
Name:
Title:

LONDON FAMILY TRUST

By:____________________________
Name:
Title:

GRANITE FINANCIAL GROUP

By: [signature]
Name: Daniel J. Schreiber
Title: President / CEO

NY 238395559v1 5/8/2007

EXHIBIT A

INVESTORS

Name of Investor; Address	Portion of Purchase Price	Number of Shares	Principal Amount of Promissory Note
Birchten Investments, Ltd. Charlotte House, Charlotte Street P.O. Box N-9204 Nassau, Bahamas Fax: 1-242-323-7918	$755,000	302,000	$755,000
Gemini Master Fund, Ltd 12220 El Camino Real, Suite 400 San Diego, California, 92130-2091 Fax: 1-858-509-8808	$295,000	118,000,	$295,000
London Family Trust 212 Aurora Drive Montecito, CA 93108 Fax: 1-805-565-0027	$200,000	80,000	$200,000
Jacob Honig Irrevocable Trust 3269 Harrington Drive Boca Raton, FL 33496 Fax: 212-878-6529	$250,000	100,000	$250,000
Granite Financial Group 12220 El Camino Real Suite 400 San Diego, California 92130 Fax: 1-858-509-8808	Not applicable	60,000	Not applicable

NY 238395559v2 5/8/2007

THIS SENIOR SECURED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH HEREIN. NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT.

SURFECT HOLDINGS, INC.

10% Senior Secured Convertible Promissory Note

$___________	As of June 1, 2007
New York, New York

Surfect Holdings, Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to ___________, or its successors or assigns (the “Holder”), the principal amount of ___________($__________), in lawful money of the United States of America, with interest thereon to be computed from the date hereof, on the unpaid principal balance at the rate and as herein provided.

All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to the Holder for the use of the money advanced or to be advanced hereunder exceed the maximum rate permitted by applicable law (the “Maximum Rate”). If, for any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the debt evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if for any circumstance whatsoever, the Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between the Company and the Holder with respect to the debt evidenced hereby.

1. Securities Purchase Agreement: Security.

This Note is issued pursuant to, and is entitled to the benefits of, the Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Investors (the “Purchase Agreement”; capitalized terms that appear but are not defined herein have the meanings ascribed to such terms in the Purchase Agreement or the Security Agreement (as hereinafter defined)). This Note and the Company’s obligations hereunder are collateralized by a security interest in the Collateral, pursuant to a Security Agreement, dated as of the date hereof (the “Security Agreement”), by and among the Company and the Buyers, as secured parties. If an Event of Default (as hereinafter defined) shall have occurred and the principal amount of this Note and all accrued and unpaid interest thereon shall become due and payable, the Holder shall be entitled to exercise, in addition to any right, power or remedy permitted in law or equity, all its remedies under the Security Agreement or the Purchase Agreement, as applicable.

2. Maturity Date; Interest; Payments. (a) Principal of, and any accrued and unpaid interest on, this Note shall be due and payable immediately on the earlier to occur of (i) the consummation by the Company (or any Affiliate of the Company) of any debt or equity financing, or indebtedness (in one or a series of closings) in which the Company (or any Affiliate of the Company) receives gross cash proceeds of at least One Million Five Hundred Thousand Dollars ($1,500,000), in which case the Maturity Date shall be the closing date of such financing, or (ii) one hundred fifty (150) days after the Closing Date (the “Maturity Date”), unless the principal of, and any accrued and unpaid interest on this Note shall have been converted in accordance with the terms hereof.

(b) Until this Note is converted or paid in full, interest on this Note shall accrue from the date hereof at the Applicable Rate (calculated on the basis of a 360-day year consisting of twelve 30-day months and compounded monthly). For purposes of this Note, the Applicable Rate shall mean 10.0% per annum, except in the event that the Company fails to pay to the Holder any portion of the principal and/or interest due on the Maturity Date or if an Event of Default shall have occurred in which case the Applicable Rate shall thereafter, during the continuance of such failure, be the Maximum Rate.

(c) If the Maturity Date would fall on a day that is not a Business Day, the payment due on such Maturity Date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date.

(d) Payment of principal and interest on this Note shall be made by wire transfer of immediately available funds to an account designated by the Holder or by check sent to the Holder as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

(e) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, setoff, counterclaim, rescission, recoupment or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

(f) Notwithstanding anything to the contrary in this Note or any other Transaction Document executed in connection herewith, the amounts owing under this Note may be prepaid at any time without penalty or premium.

3.  Ranking of Note.

(a) The Company, for itself, its successors and assigns, covenants and agrees, that the payment of the principal of and interest on this Note is senior in right of payment to the payment of all existing and future Junior Debt. “Junior Debt” shall mean all existing and future Indebtedness, except for any future senior Indebtedness incurred by the Company from financial institutions and/or venture debt lenders with the written consent of the Investors and expressly made senior to the Company’s obligations under the Notes and the Purchase Agreement.

(b) Upon any payment or distribution of the assets of the Company, to creditors upon dissolution, total or partial liquidation or reorganization of, or similar proceeding relating to the Company, the Holder of this Note shall be entitled to receive payment in full before any holder of Junior Debt is entitled to receive any payment.

4. Affirmative Covenants.

The Company covenants and agrees with the Holder that, so long as any amount remains unpaid on this Note:

(a) the Company shall immediately after the Company shall obtain knowledge of the occurrence of any Event of Default (as hereinafter defined) or any event which with notice or lapse of time or both would become an Event of Default (an Event of Default or such other event being a “Default”), deliver to the Holder a notice specifying that such notice is a “Notice of Default” and describing such Default in reasonable detail, and, in such Notice of Default or as soon thereafter as practicable, a description of the action the Company has taken or proposes to take with respect thereto; and

(b) the Company shall permit any Holder representative, including, but not limited to its attorneys and accountants, to inspect, examine the books of account and make copies and abstracts of the books and records of the Company and its Subsidiaries at reasonable times and upon reasonable notice during normal business hours.

5. Conversion. (a) At the option of the Holder in its sole discretion, upon the closing after the date hereof of a Financing by the Company, any portion or all of the principal and accrued but unpaid interest then due on this Note (the “Loan Amount”) may be converted into that number of shares of the class of equity security or other securities issued in the Financing (the “Securities”) determined by (i) in the case of an equity Financing, dividing the Loan Amount by the lowest purchase price per Security established in the equity Financing or (ii) in the case of a debt Financing, converting the Loan Amount into the right of the Holder to receive debt securities with a principal amount equal to the Loan Amount. Any fraction of a share resulting from this calculation shall be rounded upward to the next whole share. Such Securities issued to the Holder shall be identical in all respects to the Securities issued by the Company in the Financing and the Holder shall have all the rights and benefits (including, but not limited to, the benefits of any representations and warranties, preemptive rights, rights of first offer, co-sale rights, registration rights and other similar rights) accorded to the purchasers of such Securities. In the event the Holder elects to convert this Note as aforesaid, it shall deliver to the Company written notice of such election. The conversion of this Note into Securities shall take place at the closing of the Financing or on such other date and at such other time as may be mutually agreed to by the Company and the Holder (such date hereinafter referred to as the “Conversion Date”).

(b) Upon conversion of this Note pursuant to Section 5(a), the Holder shall be deemed to be the holder of record of the Securities issuable upon such conversion (the “Conversion Securities”), notwithstanding that the transfer books of the Company shall then be closed or certificates or other instruments representing such Conversion Securities shall not then have been actually delivered to the Holder. As soon as practicable after the Conversion Date, the Company shall issue and deliver to the Holder certificate(s) or other instruments for the Conversion Securities registered in the name of the Holder or its designee(s); provided, however, that the Company, by notice given to the Holder promptly after the Conversion Date, may require the Holder, as a condition to the delivery of such certificate(s) or instruments, to present this Note, or written evidence of its cancellation that is reasonably satisfactory to the Company, to the Company.

(c) The issuance of any Conversion Securities, and the delivery of certificate(s) or other instruments representing such Conversion Securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate or other instruments in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate or other instrument unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(d) The Holder shall not have, solely on account of such status as a holder of this Note, any rights of a shareholder of the Company, either at law or in equity, or any right to any notice of meetings of shareholders or of any other proceedings of the Company, except as provided in this Note or the Purchase Agreement.

6. Events of Default.

The occurrence of any of the following events shall constitute an event of default (an “Event of Default”):

(a) A default in the payment of the principal or interest on the Note, when and as the same shall become due and payable.

(b) A default in the performance, or a breach, of any of the covenants or agreements of the Company or any Subsidiary contained in any Transaction Document, which default (except as provided in Section 6(a)) is not cured within ten (10) days after written notice thereof from the Holders.

(c) Any representation, warranty, certification or other statement made by or on behalf of the Company or any Subsidiary in or pursuant to any Transaction Document is untrue in any material respect when made.

(d) Any order to cease or suspend trading in any securities of the Company or prohibiting or restricting the issuance by the Company of the Shares or the Notes, is made, or any proceeding is announced or commenced for the making of any such order, by the SEC, the OTCBB, any other securities regulatory authority, stock exchange or any other Governmental Entity having jurisdiction over the Company, which order has not been rescinded, revoked or withdrawn, and trading of the Company’s securities does not resume, within two (2) weeks from the date the order is issued.

(e) The Company’s President and Chief Executive Officer resigns, has his employment terminated or suspended or has his responsibilities materially reduced in any manner.

(f) A Change of Control occurs. “Change of Control” means a sale of all or substantially all of the Company’s assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

(g) A final judgment or judgments for the payment of money in excess of $50,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

(h) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by the Company to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

7.  Remedies Upon Default.

Upon the occurrence of an Event of Default referred to in Sections 6(a) through (i) or at any time thereafter (unless such event of Default shall have been waived in writing by the Holder), the Holder, by notice in writing given to the Company, (a) may declare the entire principal amount then outstanding of, and the accrued interest on, this Note to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Company; provided, however, that if an event described in Section 6(i) or 6(j) above shall occur, the result that would otherwise occur only upon giving of notice by the Holder to the Company as specified above shall occur automatically, without the giving of any such notice or (b) may demand that the Company take all actions necessary and appropriate to remedy such Event of Default to the Holder’s sole satisfaction on or before the date that is thirty (30) days after the date notice is delivered by the Holder to the Company, and, in the event that the Company does not so cure the Event of Default within such 30 day period, the Company shall incur and be required to pay an additional Two Hundred Thousand Dollars ($200,000), which payment shall be paid immediately upon the expiration of such thirty (30) day period, or if the Company fails to make such payment, be automatically added to the outstanding principal balance hereof. The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, reasonable attorneys’ fees and expenses actually incurred.

8.  Representations and Warranties of the Company. The representations and warranties of the Company set forth in the Purchase Agreement and Security Agreement are incorporated herein by reference.

9.  Miscellaneous. (a) The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that the Company may not assign, by operation of law or otherwise, any of its rights or obligations hereunder without the prior written consent of the Holder. The Holder may not assign all or any portion of its rights hereunder unless Company receives an opinion from Investor’s counsel or other evidence reasonably satisfactory to the Company to the effect that such proposed assignment or other distribution may be made without registration or qualification under any federal or state law then in effect. Nothing in this Note, expressed or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Note, except as expressly provided in this Note.

(b) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given:

(i) if to the Company:

Surfect Holdings, Inc.
12000-G Candelaria NE
Albuquerque, New Mexico 87112
Attention: Chief Executive Officer
Facsimile: (505) 294 6311

with a copy to:

Brownstein Hyatt Farber Schreck, P.C.
201 Third Street NW, Suite 1700
Albuquerque, New Mexico 87102
Attention: Eduardo Duffy, Esq.
Facsimile: (505) 244 9266

(ii) if to the Holder:

[Address]

with a copy to:

Greenberg Traurig, LLP
Met Life Building
200 Park Avenue
New York, New York 10166
Attention: Anthony Marsico, Escq.
Facsimile: (212) 801-6400

or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9(b). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 9(b). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 9(b) shall be deemed given at the time of receipt thereof.

(c)  Upon receipt of evidence satisfactory to the Company, of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), including an affidavit of the Holder thereof that this Note has been lost, stolen, destroyed or mutilated together with an indemnity against any claim that may be made against the Company on account of such lost, stolen, destroyed or mutilated Note, and upon reimbursement of the Company’s reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

(d)  No course of dealing and no delay or omission on the part of the Holder or the Company in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder’s or the Company’s rights, powers or remedies, as the case may be. No right, power or remedy conferred by this Note upon the Holder or the Company shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

(e)  If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

(f)  The provisions of this Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions. The Company hereby irrevocably consents to the jurisdiction of all courts (state and federal) sitting in the State of New York in connection with any claim, action or proceeding relating to or for enforcement of this Note, and hereby waives any defense of inconvenient forum or other such claim or defense in respect of the lodging of any such claim, action or proceeding in any such court. THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

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IN WITNESS WHEREOF, the Company has caused this Note to be executed on and effective as of the day and year first above written.

SURFECT HOLDINGS, INC.

By:___________________________
Name:
Its:

EXHIBIT C

FORM OF SECURITY AGREEMENT

NY 238395559v2 5/8/2007

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is entered into as of June 1, 2007, by Surfect Holdings, Inc., a Delaware corporation (the “Company”), and Surfect Technologies, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Surfect Technologies”), to and in favor of Birchten Investments, Ltd, an International Business Company organized under the laws of the Bahamas, and Gemini Strategies, LLC, a California Limited Liability Corporation (together, the “Secured Parties”), as contemplated by the Securities Purchase Agreement, dated of even date herewith, by and among the Company, the Secured Parties and Granite Financial Group (the “Purchase Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement), and the Notes.

RECITALS

WHEREAS, pursuant to the Purchase Agreement, the Company is issuing to each Secured Party a 10% senior secured promissory note dated of even date herewith in the combined principal amount of One Million Five Hundred Thousand Dollars ($1,500,000);

WHEREAS, in order to induce the Secured Parties to accept the Notes in accordance with the Purchase Agreement, and in consideration therefor, the Company has agreed to grant to the Secured Parties, on a pari passu basis, a perfected lien on and security interest in the Collateral (as defined below) in order to secure the due and punctual payment of (a) the principal and interest (including, without limitation, interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including but not limited to fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including, without limitation, monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding regardless of whether allowed or allowable in such proceeding), of the Company under the Notes and/or any of the other Transaction Documents (collectively, the “Obligations”); and

WHEREAS, it is a condition precedent to the purchase and acceptance of the Notes by the Secured Parties that the Company executes and delivers this Agreement.

NOW, THEREFORE, in consideration of the premises and in reliance on the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company hereby agree as follows:

ARTICLE 1
SECURITY INTEREST

1.1 Grant of Security Interest. As security for the Obligations, the Company hereby assigns, pledges and grants a continuing and unconditional security interest, on a pari passu basis, to the Secured Parties and their respective successors and assigns, in and to all of the personal property of the Company and any existing or future Subsidiaries, wherever located, and whether now owned or hereafter acquired, including:

(a) all equipment (including all “Equipment” as such term is defined in Section 9-102(a)(33) of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Code”)), machinery, vehicles, fixtures, improvements, supplies, furniture, and other fixed assets, all as now owned or hereafter acquired by the Company and any Subsidiary or in which the Company or any Subsidiary has or hereafter acquires any interest, and any items substituted therefor as replacements and any additions or accessions thereto (all of the property described in this clause (a) being hereinafter collectively referred to as “Equipment”);

(b) all goods (including all “Goods” as defined in Section 9-102(a)(44) of the Code) and all inventory (including all “Inventory” as defined in Section 9-102(a)(48) of the Code) of the Company and any Subsidiary, now owned or hereafter acquired by the Company or any Subsidiary or in which the Company or any Subsidiary has or hereafter acquires any interest, including but not limited to, raw materials, scrap inventory, work in process, products, packaging materials, finished goods, documents of title, chattel paper and other instruments covering the same and all substitutions therefor and additions thereto (all of the property described in this clause (b) being hereinafter collectively referred to as “Inventory”);

(c) all present and future accounts in which the Company or any Subsidiary has or hereafter acquires any interest (including all “Accounts” as defined in Section 9-102(a)(2) of the Code), contract rights (including all rights to receive payments and other rights under all equipment and other leasing contracts) and rights to payment and rights or accounts receivable evidencing or representing indebtedness due or to become due of the Company or any Subsidiary on account of goods sold or leased or services rendered, claims and instruments (including tax refunds, royalties and all other rights to the payment of money of every nature and description), including but not limited to, any such right evidenced by chattel paper (whether in tangible, electronic or other form), and all liens, securities, guaranties, remedies, security interests and privileges pertaining thereto (all of the property described in this clause (c) being hereinafter collectively referred to as “Accounts”);

(d) all investment property now owned or hereafter acquired by the Company or any Subsidiary (including all “Investment Property” as defined in Section 9-102(a)(49) of the Code), including, without limitation, all securities (certificated and uncertificated), securities accounts, securities entitlements, commodity contracts and commodity accounts, and all dividends and distributions paid or payable thereon; provided, however, that with respect to securities constituting capital stock or other equity interests in entities whose jurisdiction of formation is other than the United States of America or any state thereof, the Collateral shall not include more than 65% of the outstanding equity securities of any class of any such issuers;

(e) all general intangibles now owned or hereafter acquired by the Company or any Subsidiary or in which the Company or any Subsidiary has or hereafter acquires any interest (including all “General Intangibles” as defined in Section 9-102(a)(42) of the Code), including but not limited to, payment intangibles (including all “Payment Intangibles” as defined in Section 9-102(a)(61) of the Code), chooses in action and causes of action and all licenses and permits (to the extent the collateral assignment of such licenses and permits is not prohibited by applicable law), registrations, franchises, corporate or other business records, systems, designs, software, manuals, procedures, drawings, goodwill, logos, indicia, business identifiers, inventions, processes, production methods, proprietary information, know-how and trade-secrets of the Company or any Subsidiary, and all Owned Intellectual Property, trade-names, copyrights, patents, trademarks (including service marks) and copyright, patent and trademark applications, all continuations thereof in whole or in part, and contract rights (including but not limited to all rights to receive payments and other rights under all equipment and other leasing contracts, instruments and documents owned or used by the Company or any Subsidiary and any goodwill relating thereto);

(f) all other personal property owned by the Company or any Subsidiary or in which the Company or any Subsidiary has or hereafter acquires any interest, wherever located, and of whatever kind or nature, tangible or intangible;

(g) all moneys, cash, chattel paper (including all “Chattel Paper” as defined in Section 9-102(a)(11) of the Code), checks, notes, bills of exchange, documents of title, money orders, negotiable instruments, commercial paper, and other securities, letters of credit (including all “Letter-of-Credit Rights” as defined in Section 9-102(a)(51) of the Code), supporting obligations (including all “Supporting Obligations” as defined in Section 9-102(a)(77) of the Code), instruments (including all “Instruments” as defined in Section 9-102(a)(47) of the Code), documents (including all “Documents” as defined in Section 9-102(a)(30) of the Code) and deposit accounts (including all “Deposit Accounts” as defined in Section 9-102(a)(29) of the Code), deposits and credits from time to time whether or not in the possession of or under the control of the Secured Parties;

(h) all commercial tort claims (as defined in Section 9-102(a)(13) of the Code);

(i) all books and records relating to any of the foregoing assets or property; and

(j) any consideration received or receivable when all or any part of the property referred to in clauses (a) through (i) above is sold, transferred, exchanged, leased, collected or otherwise disposed of, or any value received or receivable as a consequence of possession thereof, including but not limited to, all products, proceeds (including all “Proceeds” as defined in Section 9-102(a)(64) of the Code), cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents, insurance proceeds, condemnation awards or proceeds of other proceeds now or hereafter owned by the Company or any Subsidiary or in which the Company or any Subsidiary has an interest.

The property set forth in clauses (a) through (j) of the preceding sentence is referred to herein as the “Collateral.”

1.2 Perfection of Security Interests. (a) The Company hereby authorizes the Secured Parties to file a financing statement or financing statements and other filing or recording documents or instruments (collectively, the “Financing Statements”) describing the Collateral in any and all jurisdictions and filing offices where the Secured Parties deem such filing to be necessary or appropriate including, without limitation, the jurisdiction of the debtor’s location for purposes of the Code. For purposes of this Section 1.2(a), the Financing Statements shall be deemed to include any amendment, modification, assignment, continuation statement or other similar instrument consistent with the rights granted to Secured Parties under this Agreement and the Purchase Agreement.

(b) The Company shall cooperate with Secured Parties in obtaining control (including “Control” as contemplated by Section 9-312(b) of the Code) with respect to Collateral consisting of deposit accounts, investment property and electronic chattel paper.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties. The Company represents and warrants that:

(a) The Company or a Subsidiary has and shall have good and indefeasible title to all the Collateral owned by it, wherever and whenever acquired, free and clear of any lien or encumbrance except for (i) any and all liens or security interests granted by the Company or Surfect Technologies existing on the date hereof, (ii) liens for taxes, assessments and other governmental charges or levies not yet due or as to which the period of grace, if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings with adequate reserves on the books of the Company or a Subsidiary, (iii) liens or claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings, (iv) liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance, social security or similar legislation, (v) liens securing purchase money indebtedness or capitalized leases for the acquisition or leasing of capital assets provided that such liens shall be created substantially simultaneously with the acquisition or lease of the subject assets, do not at any time encumber any property or assets other than the assets acquired in such purchase money financing or capitalized lease, and do not secure any amount exceeding the original purchase price or lease payment amount of the acquired assets at the time that such assets were acquired by the Company, and (vi) liens arising from judgments, decrees or attachments to the extent and only so long as such judgment, decree or attachment has not caused or resulted in an Event of Default; (vii) leases, subleases, licenses and sublicenses granted to others in the ordinary course of Grantor's business not interfering in any material respect with the conduct of the business of Company and not materially detracting from the value of the Collateral; (viii) liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights-of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; and (ix) the liens and security interests of the Secured Parties pursuant to this Agreement (collectively, “Permitted Liens”). Neither the Company nor any Subsidiary has not filed, nor is there on record, a financing statement under the Code (or similar statement or instrument of registration under the law of any jurisdiction) covering any Collateral except for Permitted Liens. No consent of any other person is required on the part of the Company or any Subsidiary for the Company’s execution, delivery and performance of this Agreement and the granting of the liens hereunder.

(b) Schedule A hereto lists, as to the Company, (i) the Company’s principal executive office and other place(s) of business, (ii) the address where the books and records relating to the Collateral are maintained, (iii) any other location of any Equipment or tangible Collateral, (iv) the location of leased facilities and name of each lessor/sublessor, (vi) all Owned Intellectual Property and Licensed Intellectual Property of the Company (setting forth, with respect to all owned patents, trademarks and copyrights or applications therefor, the name, registered owner, filing date, registration number or serial number, as applicable), and (vii) all other names by which the Company or any Subsidiary has been known or under which the Company, any Subsidiary or any respective predecessor has done business within the past five (5) years, and all entities or businesses acquired by the Company or any Subsidiary (whether through stock purchase, merger, consolidation, share exchange, acquisition of assets or otherwise) within the past five (5) years.

(c) Each of the Company and the Subsidiaries has paid or will pay when due all taxes, fees, assessments and other charges now or hereafter imposed upon the Collateral except for any tax, fee, assessment or other charge the validity of which is being contested in good faith by appropriate proceedings and so long as the Company or such Subsidiary shall have set aside on its books adequate reserves with respect thereto.

(d) As a result of the execution and delivery of this Agreement and the filing of any financing statements or other documents necessary to assure, preserve and perfect the security interest created hereby to the extent a lien may be perfected by filing a financing statement, the Secured Parties shall have a valid and perfected lien on, and a continuing security interest in, the Collateral and such lien shall be superior and prior to all other liens, subject, in each case, only to the Permitted Liens.

(e) All Accounts represent bona fide transactions completed in accordance with the terms and provisions contained in the contracts, agreements, invoices and other documents governing or evidencing the same. As of the date hereof, there are no setoffs, counterclaims or disputes existing or asserted with respect to Accounts, subject only to non-material set off, return and similar rights arising in the ordinary course of business. Neither the Company nor any Subsidiary has made any agreement with any account debtor for any deduction therefrom except non-material set-offs and claims arising in the ordinary course of business. To the Company’s knowledge, at the date hereof, all account debtors have the capacity to contract and are solvent, and each Account constitutes the legally valid and binding obligation of the subject account debtor. To the Company’s knowledge, the goods giving rise to Accounts are not subject to any lien, claim or encumbrance except (i) set-off and claims arising in the ordinary course of business, and (ii) liens, claims and encumbrances in favor of the Secured Parties.

(f) All Inventory is of good and merchantable quality, free from any material defects. To the Company’s knowledge, none of such Inventory is subject to any licensing, patent, trademark, trade name or copyright with any person that restricts the Company’s ability to manufacture and/or sell Inventory. The completion of the manufacturing process of such Inventory by a person other than the Company or a Subsidiary is permitted under each contract to which the Company is a party or to which the subject Inventory is subject. All Inventory has been and will be manufactured in compliance with the Fair Labor Standards Act and other applicable law.

(g) None of the Collateral is held by a third party in any location as assignee, trustee, bailee, consignee or in any similar capacity.

(h) The Company is a Delaware corporation whose legal name is Surfect Holdings, Inc., whose federal tax identification number is 88-0513176, and whose Delaware organizational identification number is 4217552. Surfect Technologies is a Delaware corporation whose legal name is Surfect Technologies, Inc., whose federal tax identification number is 85-0477420, and whose Delaware organizational identification number is 4122366.

2.2 Survival. All representations, warranties and agreements of the Company and the Subsidiaries contained in this Agreement shall survive the execution, delivery and performance of this Agreement and shall, except for any covenants which expressly continue thereafter, continue until the termination of this Agreement pursuant to Section 5.5 hereof.

ARTICLE 3
COVENANTS

3.1 Covenants. The Company hereby covenants and agrees with the Secured Parties that so long as this Agreement shall remain in effect, any Obligations shall remain unpaid or unperformed, and/or the Post-Closing Commitment shall have expired or been terminated, (a) the Company shall promptly give written notice to the Secured Parties of any adverse claim or levy or attachment, execution or other process against any of the Collateral; (b) at the Company’s own cost and expense, the Company shall take or cause to be taken any and all lawful actions necessary or desirable to defend the Collateral against the claims and demands of all persons other than the Secured Parties and persons holding Permitted Liens, and to defend the security interest of the Secured Parties in the Collateral and the priority thereof against any lien or encumbrance of any nature other than Permitted Liens; (c) the Company shall keep or cause to be kept all tangible Collateral properly insured with financially sound and reputable insurers, against loss by fire, explosion, theft, fraud and such other casualties; (d) the Company shall keep, or cause to be kept, all Equipment and other tangible Collateral in good order and repair (normal wear and tear excepted) and promptly notify the Secured Parties of any event causing any material loss, damage or depreciation in value of the Collateral in the aggregate and of the estimated extent of such loss, damage or depreciation; (e) at the Secured Parties’ request, the Company shall mark, or cause to be marked, any Collateral that is chattel paper with a legend showing the Secured Parties’ lien and security interest therein, and/or shall deliver same to the Secured Parties; (f) the Company shall promptly give, or cause to be given, written notice to the Secured Parties of any change in or addition to the intellectual property rights material to its business or any change in any of the information set forth on Schedule A hereto, and update such Schedule A accordingly if so requested by the Secured Parties; (g) the Company shall promptly notify the Secured Parties in writing of the particulars of any and all commercial tort claims held or acquired by the Company or any Subsidiary at any time and from time to time; and (h) neither the Company nor any Subsidiary shall (i) amend or terminate any contract or other document or instrument constituting part of the Collateral, except for transactions in the ordinary course of business, (ii) voluntarily or involuntarily exchange, lease, sell, transfer or otherwise dispose of any Collateral other than in the ordinary course of business, (iii) make any compromise, settlement, discharge or adjustment or grant any extension of time for payment with respect to any Account or any lien, Guaranty or remedy pertaining thereto, except for transactions in the ordinary course of business, (iv) except upon thirty (30) days prior written notice to the Secured Parties, change its name, or the location of any Collateral (other than Collateral that constitutes goods that are mobile and that are of the type normally used in more than one jurisdiction or otherwise in the ordinary course of business (including without limitation, sales and shipments of inventory in the ordinary course of business)) or (v) change the location of its principal executive office or jurisdiction of incorporation.

3.2 Further Deliveries. The Company hereby covenants and agrees with the Secured Parties that so long as this Agreement shall remain in effect, any Obligations shall remain unpaid or unperformed, upon the reasonable request of the Secured Parties, the Company shall, (a) at any time and from time to time, execute and deliver, or cause to be executed and delivered, any and all specific collateral assignments which the Secured Parties may reasonably request with respect to Owned Intellectual Property, and the Secured Parties hereby consent to the filing thereof with the United States Patent and Trademark Office, the United States Copyright Office, and/or any other governmental agency or office (domestic or foreign) in which such filing may be appropriate, (b) use all reasonable efforts to cause each depository bank holding a deposit account of the Company, and each securities intermediary holding any investment property owned by the Company, to execute and deliver, or cause to be executed and delivered, a control agreement sufficient to provide the Secured Parties with control of such deposit account or investment property, and otherwise in form and substance reasonably satisfactory to the Secured Parties, and the Company shall itself execute and deliver, or cause to be executed and delivered, any and all such control agreements (and in the event that any such depository bank or securities intermediary refuses to execute and deliver such control agreement, the Secured Parties may require the applicable deposit account or investment property to be transferred to another institution which will execute and deliver such control agreement), (c) with respect to all letter of credit rights and electronic chattel paper owned or held by the Company, take, or cause to be taken, such actions and deliver, or cause to be delivered, such agreements to provide the Secured Parties with control thereof, (d) with respect to any Collateral which is the subject of or evidenced by a certificate of title, cause the Secured Parties’ security interests to be officially noted on such certificate of title, (e) obtain for the benefit of the Secured Parties a landlord waiver or landlord subordination agreement pursuant to which, among other things, the landlord of each premises at which any material amount of Collateral is located agrees to treat all such Collateral as personal property (and not as fixtures) and agrees to waive or subordinate in favor of the Secured Parties any and all liens and security interests (whether pursuant to a lease agreement, by statute, or otherwise) which such landlord may have for unpaid rent or otherwise, and/or obtain such landlord’s written consent to a collateral assignment of the subject lease in favor of the Secured Parties and (f) in the event that any of the Collateral is at any time or from time to time held by any bailee, warehouseman, consignee or other person, notify such person in writing of the Secured Parties’ security interests in such Collateral, and shall use reasonable best efforts to obtain such person’s written agreement to hold such Collateral for the Secured Parties’ account and subject to the Secured Parties’ instructions and to deliver to the Secured Parties all warehouse receipts, bills of lading or other similar documents (duly endorsed in favor of the Secured Parties) relating to such Collateral. In addition the Company shall notify the Secured Parties not less than thirty (30) days prior to acquiring any fee interest in any real property, and shall execute and deliver, or cause to be executed and delivered, to the Secured Parties a mortgage or deed of trust on such real property to secure the Obligations, which shall be senior and in priority to any other mortgage or deed of trust other than Permitted Liens.

3.3 Intellectual Property. (a) Except as could not reasonably be expected to have a Material Adverse Effect, the Company or a Subsidiary (either itself or through licensees) (i) will continue to use each registered trademark (owned by the Company or a Subsidiary) and trademark for which an application (owned by the Company or a Subsidiary) is pending, to the extent reasonably necessary to maintain such trademark in full force free from any claim of abandonment for non-use, (ii) will maintain products and services offered under such trademark at a level not less than the quality of such products and services as of the date hereof, (iii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such trademark could reasonably be expected to become invalidated or impaired in any way, (iv) will not do any act, or knowingly omit to do any act, whereby any issued patent owned by the Company or a Subsidiary would reasonably be expected to become forfeited, abandoned or dedicated to the public, (v) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any registered copyright owned by the Company or a Subsidiary or copyright for which an application is pending (owned by the Company or a Subsidiary) could reasonably be expected to become invalidated or otherwise impaired, and (vi) will not (either itself or through licensees) do any act whereby any material portion of the Company’s or a Subsidiary’s owned copyrights may fall into the public domain.

(b) The Company will give prompt written notice to the Secured Parties if the Company knows, or has reason to know, that any application or registration relating to any material Owned Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding the Company’s ownership of, or the validity of, any material Owned Intellectual Property or the Company’s right to register the same or to own and maintain the same.

(c) Whenever the Company or a Subsidiary, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Company shall report such filing to the Secured Parties in writing within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Secured Parties, the Company shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Secured Parties may reasonably request to evidence the Secured Parties’ security interests in any material copyright, patent or trademark and the goodwill and general intangibles of the Company and the Subsidiaries relating thereto or represented thereby.

(d) The Company will take, or cause to be taken, all reasonable and necessary steps, at the Company’s sole cost and expense, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Owned Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(e) In the event that any material Owned Intellectual Property owned by the Company or a Subsidiary is infringed, misappropriated or diluted by a third party, the Company or such Subsidiary shall (i) at its sole cost and expense, take such actions as the Secured Parties shall reasonably request or the Company or such Subsidiary shall reasonably deem appropriate under the circumstances to protect such Owned Intellectual Property, and (ii) if such Owned Intellectual Property is of material economic value, promptly notify the Secured Parties after the Company learns of such infringement, misappropriation or dilution.

ARTICLE 4
REMEDIAL MATTERS

4.1 Event of Default. An “Event of Default” shall exist hereunder (a) if an Event of Default shall occur under any of the Notes, or (b) if the Company or any Subsidiary shall breach in any material respect any agreement contained herein or otherwise default in any material respect in the observance or performance of any of the covenants, terms, conditions or agreements on the part of the Company contained in this Agreement and such non-observance or non-performance continues for a period of thirty (30) days after the earlier of (i) written notice from the Secured Parties of such default or (ii) actual knowledge of the Company of such default.

4.2 Collections. Upon the occurrence and during the continuance of an Event of Default, the Secured Parties may, in their sole discretion: (a) communicate with the account debtors of any and all Accounts, and require the Company to notify such account debtors and any and all parties to any contracts included in the Collateral, notifying such account debtors and parties to contracts that the subject Accounts and contracts have been assigned to the Secured Parties; (b) demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to any of the Collateral, but shall be under no obligation to do so; and/or (c) extend the time of payment, arrange for payment in installments, or otherwise modify the term of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Company or any Subsidiary, other than to discharge the Company or a Subsidiary in so doing with respect to liabilities of the Company or a Subsidiary to the extent that the liabilities are paid or repaid. After the occurrence and during the continuance of an Event of Default, any money, checks, notes, bills, drafts, or commercial paper received by the Company or a Subsidiary shall be held in trust for the Secured Parties and shall be promptly (and in any event within ten (10) Business Days after receipt by the Company) turned over to the Secured Parties as its interest shall appear. Upon the occurrence and during the continuance of an Event of Default, the Secured Parties may make such payments and take such actions as the Secured Parties deem necessary to protect their security interests in the Collateral or the value thereof, and the Secured Parties are hereby unconditionally and irrevocably authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest or compromise any liens which in the judgment of the Secured Parties appear to be equal to, prior to or superior to its security interest in the Collateral and any liens not expressly permitted by this Agreement.

4.3 Possession; Sale of Collateral. (a) Upon the occurrence and during the continuance of an Event of Default, the Secured Parties may: (i) require the Company to assemble, or cause to be assembled, the tangible assets that comprise part of the Collateral and make them available to the Secured Parties at any place or places reasonably designated by the Secured Parties; (ii) to the extent permitted by applicable law, with or without notice or demand for performance and without liability for trespass, enter any premises where the Collateral may be located and peaceably take possession of the same, and may demand and receive such possession from any person who has possession thereof, and may take such measures as it may deem necessary or proper for the care or protection thereof (including, but not limited to, the right to remove all or any portion of the Collateral); and (iii) with or without taking such possession may sell or cause to be sold, in one or more sales or parcels, for cash, on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at public or private sale or at any broker’s board or any securities exchange, without demand of performance or notice of intention to sell or of time or place of sale, except ten (10) days’ written notice to the Company of the time and place of such sale or sales (and such other notices as may be required by applicable statute, if any, and which cannot be waived), which the Company hereby expressly acknowledges is commercially reasonable. The Secured Parties shall have no obligation to clean-up or otherwise prepare any Collateral for sale. The Collateral may be sold or disposed of for cash, upon credit or for future delivery as the Secured Parties shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Company or any Subsidiary. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Parties may determine. The Secured Parties shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Parties may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Secured Parties may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any disposition of the Collateral. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Parties until the sale price is paid by the purchaser or purchasers thereof. The Secured Parties shall not incur any liability for the failure to collect or realize upon any or all of the Collateral or for any delay in doing so and, in case of any such failure, shall not be under any obligation to take any action with respect thereto; provided, such Collateral may be sold again upon like notice. If any Collateral is sold upon credit, the Company will be credited only with payments actually made by the purchaser, received by the Secured Parties and applied to the Obligations in accordance with Section 4.4. In the event the purchasers fail to pay for the Collateral, the Secured Parties may resell the Collateral. At any public sale made pursuant to this Section 4.3, the Secured Parties may bid for or purchase, free from any right of redemption, stay or appraisal and all rights of marshalling, the Collateral and any other security for the Obligations (all such rights being also hereby waived and released by the Company to the fullest extent permitted by law), and may make payment on account thereof by using any claim then due and payable to the Secured Parties from the Company as a credit against the purchase price, and the Secured Parties may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Company or any Subsidiary therefor. As an alternative to exercising the power of sale herein conferred upon it, the Secured Parties may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. In any action hereunder, the Secured Parties shall be entitled to the appointment of a receiver without notice, to peaceably take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, if an Event of Default shall occur and be continuing, the Secured Parties shall be entitled, in its discretion, to apply any cash or cash items constituting Collateral in its possession to payment of the Obligations, and to set off the Obligations against any and all liabilities or obligations owed by a Secured Party to the Company, in each case without notice to the Company (any such notice being hereby expressly waived by the Company); and the Secured Parties shall endeavor to notify the Company promptly upon any such application or set-off, provided that the failure to give any such notice shall not affect the validity of such application or set-off.

(b) If an Event of Default shall occur and be continuing, the Secured Parties shall, in addition to exercising any and all rights and remedies afforded to it hereunder, have all the rights and remedies of a secured party under all applicable provisions of law, including but not limited to the Code.

(c) If an Event of Default shall occur and be continuing, the Secured Parties shall be entitled (but shall not be required) to (i) operate any or all of the Collateral, (ii) perform any and all obligations of the Company under any contract included within the Collateral and exercise all rights of the Company thereunder, (ii) do all other acts which the Secured Parties may deem necessary or appropriate to protect its security interest hereunder, and (iv) sell, assign, subcontract or otherwise transfer any such contract (subject, however, to the prior approval of each other party to such contract to the extent required thereunder). The Company agrees that notwithstanding anything to the contrary contained in this Agreement, the Company shall remain liable under each contract or other agreement giving rise to Accounts and general intangibles and all other contracts or agreements constituting part of the Collateral and the Secured Parties shall not have any obligation or liability in respect thereof.

(d) After the occurrence and during the continuance of an Event of Default, upon the Secured Parties’ request, the Company shall deliver to the Secured Parties all original and other documents, evidencing and relating to the sale and delivery of Inventory or Accounts, including but not limited to, all original orders, invoices and shipping receipts. The Company shall also furnish to the Secured Parties, reasonably promptly upon the request of the Secured Parties, to the extent available, such reports, reconciliations and aging balances regarding Accounts as the Secured Parties may reasonably request from time to time.

(e) After the occurrence and during the continuance of an Event of Default, the Secured Parties shall have the right (i) to receive any and all cash dividends, payments or distributions paid or payable in respect of any investment property included in the Collateral, (ii) to cause such investment property to be registered in the name of the Secured Parties or their respective nominees, and (iii) to exercise all voting and other rights pertaining to such investment property and any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such investment property as if the Secured Parties were the absolute owner thereof. The Company hereby authorizes each issuer of investment property included in the Collateral to rely, without investigation, on any notice given by the Secured Parties which states the existence of an Event of Default and requires compliance with instructions of the Secured Parties with respect to such investment property, without requirement of any other or further instructions from the Company; and the Company agrees that each such issuer shall be fully protected in so complying with any such notice and instruction.

4.4 Application of Proceeds. Unless the Secured Parties otherwise direct, the proceeds of any sale of Collateral pursuant to this Agreement or otherwise shall be applied after receipt by the Secured Parties as follows:

(a) First, to the payment of all costs, fees and expenses of the Secured Parties and their respective agents, representatives and attorneys incurred in connection with such sale or with the retaking, holding, handling, preparing for sale (or other disposition) of the Collateral or otherwise in connection with any of the Notes, this Agreement or any of the Obligations, including, but not limited to, the reasonable fees and expenses of the Secured Parties’ agents and attorneys and court costs (whether at trial, appellate or administrative levels), if any, incurred by the Secured Parties in so doing;

(b) Second, to the payment of the outstanding principal balance, accrued interest, fees and other amounts payable on the Obligations in such order as the Secured Parties may determine; and

(c) Third, to the Company or to such other Person as a court may direct.

4.5 Authority of Secured Parties. The Secured Parties shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Secured Parties by the terms hereof, together with such powers as are reasonably incidental thereto. The Secured Parties may execute any of its duties hereunder by or through its agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder.

4.6 Certain Waivers; Company Not Discharged. The Company expressly and irrevocably waives (to the extent permitted by applicable law) presentment, demand for payment and protest of nonpayment in respect of its Obligations under this Agreement. The obligations and duties of the Company hereunder are irrevocable, absolute, and unconditional and shall not be discharged, impaired or otherwise affected by (a) the failure of the Secured Parties to assert any claim or demand or to enforce any right or remedy against the Company or any grantee or any Collateral under the provisions of this Agreement or any waiver, consent, extension, indulgence or other action or inaction in respect thereof, (b) any extension or renewal of any part of the Obligations, (c) the release of any security interests in any part of the Collateral or the release, sale or exchange of or failure to foreclose against any security held by or for the benefit of the Secured Parties for payment or performance of the Obligations, (d) the bankruptcy, insolvency or reorganization of the Company or any grantee or any other Persons, or (e) any change, restructuring or termination of the corporate structure or existence of the Company or any grantee or any restructuring, refinancing, subordination or other change or variation in the terms of all or any portion of the Obligations.

4.7 Transfer of Security Interest. The Secured Parties may transfer to any other Person all or any part of the liens and security interests granted hereby, and all or any part of the Collateral which may be in the Secured Parties’ possession. Upon such transfer, the transferee shall be vested with all the rights and powers of the Secured Parties hereunder with respect to such of the Collateral as is so transferred, but, with respect to any of the Collateral not so transferred, the Secured Parties shall retain all of its rights and powers (whether given to it in this Agreement, or otherwise).

ARTICLE 5
MISCELLANEOUS

5.1 Further Assurances. The Company agrees, at its expense, to do such further things, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Parties may from time to time reasonably request for the better preservation and perfection of the security interests and the rights and remedies created hereby, including but not limited to the execution and delivery of such schedules of Collateral and additional assignments, agreements and instruments, the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting and maintenance of the security interests created hereby and the execution, filing and recordation of any financing statements (including fixture filings) or other documents as the Secured Parties may deem reasonably necessary or desirable for the perfection of the security interests granted hereunder. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Secured Parties, duly endorsed in a manner satisfactory to the Secured Parties. If any Collateral requires possession thereof to perfect the Secured Parties’ security interests hereunder, such Collateral shall be immediately delivered to the Secured Parties or their respective agents, upon the reasonable request of the Secured Parties. If at any time the Company shall take and perfect a security interest in any property to secure payment and performance of an Account, the Company, upon the request of the Secured Parties, shall promptly assign such security interest to the Secured Parties. The Company agrees that, after the occurrence and during the continuance of an Event of Default, it shall upon request of the Secured Parties, take, or cause to be taken, any and all actions, to the extent permitted by applicable law, at its own expense, to obtain the approval of any governmental authority for any action or transaction contemplated by this Agreement that is then required by law, and specifically, without limitation, upon request of the Secured Parties, to prepare, sign and file with any governmental authority the Company’s portion of any application or applications for consent to the assignment of licenses held by the Company, or for consent to the possession and sale of any of the Collateral by or on behalf of the Secured Parties. The Company and each Subsidiary shall at all times, at its own expense and cost, keep accurate and complete records with respect to the Collateral, including but not limited to a record of all payments and proceeds received in connection therewith or as a result of the sale thereof and of all credits granted, and agrees that the Secured Parties or its representatives shall have the right at any reasonable time and from time to time to call at the Company’s place or places of business to inspect the Collateral and to examine or cause to be examined all of the books, records, journals and other data relating to the Collateral and to make extracts therefrom or copies thereof as are reasonably requested; provided that such inspections shall occur no more often than quarterly unless an Event of Default has occurred and is continuing..

5.2 Effectiveness. This Security Agreement shall take effect immediately upon execution and delivery by the Company.

5.3 Indemnity; Reimbursement of Secured Parties; Deficiency. In connection with the administration and enforcement or exercise of any right or remedy granted to the Secured Parties hereunder or under any other security documents, the Company shall, subject to the limitations set forth hereafter, (a) indemnify, defend and hold harmless each Secured Party from and against any and all claims, demands, losses, judgments and liabilities (including but not limited to liabilities for taxes and penalties) of whatever nature, incurred by or assessed against such Secured Party in connection with such administration, enforcement or exercise (including in connection with any workout, restructuring, bankruptcy or any similar proceeding), and (b) reimburse each Secured Party for all reasonable costs and expenses, including but not limited to the reasonable fees and disbursements of attorneys, incurred by or assessed against such Secured Party in connection with such administration, enforcement or exercise (including in connection with any workout, restructuring, bankruptcy or any similar proceeding. The foregoing indemnity agreement includes all reasonable costs incurred by the Secured Parties in connection with any litigation relating to the Collateral whether or not the Secured Party shall be a party to such litigation, including but not limited to the reasonable fees and disbursements of attorneys for the Secured Parties, and any out-of-pocket costs incurred by the Secured Parties in appearing as a witness or in otherwise complying with legal process served upon it. The obligations of the Company in this Section 5.3 shall not apply to any claims or losses that arise from the gross negligence or willful misconduct of a Secured Party. All indemnities contained in this Section 5.3 and elsewhere in this Agreement shall survive the expiration or earlier termination of this Agreement. After application of the proceeds by the Secured Parties pursuant to Section 4.4 hereof, the Company shall remain liable to the Secured Parties for any deficiency. The provisions of this Section 5.3 shall survive any termination of this Agreement and release of liens hereunder.

5.4 Continuing Lien. It is the intent of the parties hereto that (a) this Agreement shall constitute a continuing agreement as to any and all future, as well as existing transactions, between the Company and the Secured Parties under or in connection with the Notes, the Purchase Agreement and the other Transaction Documents, and (b) the security interest provided for herein shall attach to after-acquired as well as existing Collateral.

5.5 Release. Upon payment in full of the Obligations or the conversion of the entire principal balance and all accrued and unpaid interest under the Notes, the Secured Parties shall reassign, redeliver and release (or cause to be so reassigned, redelivered and released), without recourse upon or warranty by the Secured Parties, and at the sole expense of the Company, to the Company, against receipt therefor, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Secured Parties pursuant to the terms hereof and not theretofore reassigned, redelivered and released to the Company, together with appropriate instruments of reassignment and release.

5.6 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given:

(i) if to the Company:

Surfect Holdings, Inc.
12000-G Candelaria NE
Albuquerque, New Mexico 87112
Attention: Chief Executive Officer
Facsimile: (505) 294 6311

with a copy to:

Brownstein Hyatt Farber Schreck, P.C.
201 Third Street NW, Suite 1700
Albuquerque, New Mexico 87102
Attention: Eduardo Duffy, Esq.
Facsimile: (505) 244 9266

(ii) if to an Investor:

At the address set forth opposite such Investor’s name on Exhibit A.

with a copy to:

Greenberg Traurig, LLP
Met Life Building
200 Park Avenue
New York, New York 10166
Attention: Anthony Marsico, Escq.
Facsimile: (212) 801-6400

or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5.6. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 5.6. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 5.6 shall be deemed given at the time of receipt thereof.

5.7 Successors and Assigns. This Security Agreement shall be binding upon and inure solely to the benefit of each party hereto and their successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Secured Parties. The Secured Parties may assign their respective rights hereunder without prior written consent of the Company.

5.8 Governing Law; Jurisdiction; Waiver of Jury Trial. The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions. The Company hereby irrevocably consents to the jurisdiction of all courts (state and federal) sitting in the State of New York in connection with any claim, action or proceeding relating to or for enforcement of this Agreement, and hereby waives any defense of inconvenient forum or other such claim or defense in respect of the lodging of any such claim, action or proceeding in any such court. THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

5.9 Waivers. No failure or delay of the Secured Parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or future exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies which it would otherwise have. No course of conduct or course of dealing, or any delay, indulgence or other act or omission of the Secured Parties, shall affect or impair, or constitute a waiver of, any of the Secured Parties’ rights or remedies hereunder, except to the extent set forth in a written agreement as provided in Section 5.10. No waiver of any provision of this Agreement or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be evidenced as provided in Section 5.10, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

5.10 Amendments. Neither this Agreement nor any provision hereof may be amended or modified, and no required performance hereunder may be waived, except pursuant to an agreement or agreements in writing signed by the party to be charged therewith.

5.11 Severability. In the event any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such provision shall be limited in scope or effect to the extent necessary so as to permit such provision to be enforceable to the fullest extent permitted by applicable law, and the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby.

5.12 Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered or mailed to the Secured Parties.

5.13 Headings. Article and Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

5.15 Interpretation. In the event of any express conflict between this Agreement and the Purchase Agreement, the terms of the Purchase Agreement shall control; provided, that the imposition of any greater or more specific standard of performance or obligation in this Agreement shall not constitute a conflict with the Purchase Agreement.
5.16 Appointment of Agent. Gemini Strategies, LLC hereby appoints Birchten Investments, Ltd. (the “Agent”) to act as its agent for purposes of exercising any and all rights and remedies of it and the Secured Parties hereunder. All action required or permitted to be taken by Gemini Strategies, LLC hereunder shall be taken through the Agent. The Agent shall have the rights, responsibilities and immunities set forth in Schedule B hereto.

5.17. Rights and Obligations between Secured Parties. If an Event of Default occurs and any Secured Party receives payment from the Company, the other Secured Party shall be immediately notified and such payment shall be shared with such other Secured Party. Notwithstanding anything to the contrary contained in the Purchase Agreement, this Agreement or any document executed in connection with the Obligations and irrespective of: (i) the time, order or method of attachment or perfection of the security interests created in favor of the Secured Parties, (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral; (iii) anything contained in any filing or agreement to which any Secured Party now or hereafter may be a party; and (iv) the rules for determining perfection or priority under the Code or any other law governing the relative priorities of secured creditors, each Secured Party acknowledges that (x) the other Secured Party has a valid security interest in the Collateral and (y) the security interests of the Secured Parties in any Collateral pursuant to any outstanding Obligations shall be pari passu with each other.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the date first set forth above.

SURFECT HOLDINGS, INC.

By:___________________________
Name:
Title:

SURFECT TECHNOLOGIES, INC.

By:___________________________
Name:
Title:

BIRCHTEN INVESTMENTS, LTD.

By:___________________________
Name:
Title:

GEMINI MASTER FUND, LTD.

By:___________________________
Name:
Title:

LONDON FAMILY TRUST

By:___________________________
Name:
Title:

JACOB HONIG IRREVOCABLE TRUST

By::__________________________
Name:
Title:

Schedule A

Location of Asset and Record

Schedule B

The Agent

1. Appointment. The Secured Parties (all capitalized terms used herein and otherwise defined shall have the respective meanings provided in the Security Agreement to which this Schedule B is attached (the “Agreement”)), by their acceptance of the benefits of the Agreement, hereby designate Birchten Investments, Ltd. (the “Agent”) as the Agent to act as specified herein and in the Agreement. Each Secured Party shall be deemed irrevocably to authorize the Agent to take such action on its behalf under the provisions of the Agreement and any other Transaction Document and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

2. Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in the Agreement. Neither the Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of the Agreement or any other Transaction Document a fiduciary relationship in respect of the Company or any Secured Party; and nothing in the Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Agreement or any other Transaction Document except as expressly set forth herein and therein.

3.  Lack of Reliance on the Agent. Independently and without reliance upon the Agent, each Secured Party, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its Subsidiaries in connection with such Secured Party’s investment in the Company, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Party with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Agent shall not be responsible to the Company or any Secured Party for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement or any other Transaction Document, or for the financial condition of the Company or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Transaction Document, or the financial condition of the Company, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement, the Notes or any of the other Transaction Documents.

4.  Certain Rights of the Agent. The Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Secured Parties. Without limiting the foregoing, (a) no Secured Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Transaction Document, and the Company shall have no right to question or challenge the authority of, or the instructions given to, the Agent pursuant to the foregoing and (b) the Agent shall not be required to take any action which the Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Transaction Documents or applicable law.

5.  Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Transaction Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Transaction Documents and its duties thereunder, upon advice of other experts selected by it. Anything to the contrary notwithstanding, the Agent shall have no obligation whatsoever to any Secured Party to assure that the Collateral exists or is owned by the Company or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

6.  Indemnification. To the extent that the Agent is not reimbursed and indemnified by the Company, the Secured Parties will jointly and severally reimburse and indemnify the Agent, in proportion to their initially purchased respective principal amounts of Notes, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under the Agreement or any other Transaction Document, or in any way relating to or arising out of the Agreement or any other Transaction Document except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Agent’s own gross negligence or willful misconduct. Prior to taking any action hereunder as Agent, the Agent may require each Secured Party to deposit with it sufficient sums as it determines in good faith is necessary to protect the Agent for costs and expenses associated with taking such action.

7.  Resignation by the Agent. (a) The Agent may resign from the performance of all its functions and duties under the Agreement and the other Transaction Documents at any time by giving 30 days’ prior written notice (as provided in the Agreement) to the Company and the Secured Parties. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below.

(b)  Upon any such notice of resignation, the Secured Parties shall appoint a successor Agent hereunder.

(c)  If a successor Agent shall not have been so appointed within said 30-day period, the Agent shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Secured Parties appoint a successor Agent as provided above. If a successor Agent has not been appointed within such 30-day period, the Agent may petition any court of competent jurisdiction or may interplead the Company and the Secured Parties in a proceeding for the appointment of a successor Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Company on demand.

8.  Rights with respect to Collateral. Each Secured Party agrees with all other Secured Parties and the Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Agent or any of the other Secured Parties in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Secured Party has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Transaction Documents. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under the Agreement. After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of the Agreement including this Schedule B shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

Surfect Holdings Options and Warrants as of: May 21, 2007

Options Outstandinq	Shares covered by Options/Warrants
Steven Anderson	955,462
Miles Prim	456,686
Tony Maffia	325,000
Mark Eichhorn	224,846
Yixiang Xie	217,803
Thomas T . Griego	108,036
Doug Auker	90,000
Larry Wagner	89,310
Qiang Fu	72,024
Solomon Basame	72,024
Greg Perry	50,000
Joe Krutel	44,655
Dennis Barnes	25,000
John Torvik	25,000
Bance Horn	18,294
Lee Levine	10,000
Tom Obertleitner	10,000
Mike O'Brien	3,601
Peter Elenius	3,601
Thomas Goodman	3,601
Joel Camarda	1,440
Joseph Monkowski	1,440
Robert (Jim) Walker	1,440
Bruce Lipisko	1,008
2,810,273
Warrants Outstandinq
David Khaghan	25,000
Brad and Allison Feinberg	25,000
Alan Horowitz	50,000
David J . Adelman	25,000
Jonathan Alpert	12,500
Brian Cam	12,500
David Rounick	12,500
Greg Wallace	12,500
David Goldstein	12,500
Jeff and Amy Cohan	12,500
Elinor Ganz IRA	25,000
Harold Gelber Rev . Trust	12,500
Aharon Ungar & Jennifer Ungar	25,000
Chocolate Chip Investments	50,000
DiMarino-Kroop-Prieto Gastroin	12,500
Aaron McKie	12,500
Ira M . Lubert	125,000
Natalie Rounick	12,500
Lester E . Lipschutz	12,500
Peddle Partners	25,000
Elinor Ganz as Trustee for Amy Ganz	12,500
Ira Saligman	25,000
Serpentine Group Inc ., Defined Benefit Pension Plan	25,000
Alfred Gladstone 401K	12,500
Sidney Ulreich 401k	18,750
Frank & Suzanne Pearl	25,000
Beverly Pinnas	12,500
Jeffrey and Robin Feinberg	25,000
Elinor Ganz as Trustee for Susan Ganz	12,500
Sandor Capital Master Fund I, L .P . (Funds delivered through UBS Account)	125,000
John Fries	125,000
Frank Trimboli	50,000
Mark Nicosia	75,000
Phyllis Ulreich	18,750
Joseph Papa and Marylee Pratnicki	125,000
Gemini Master Fund	100,000
Schreiber Living Trust	100,000
ITU Ventures West I, LP	250,000
Granite Financial Group	32,000
Williams Financial Group	20,000
Westminster Securities	56,250
1,758,250

Antidilution Adjustments

There are currently 1,758,250 shares of Common Stock issuable upon exercise of outstanding warrants issued by the Company. The Warrants have a term of four years (commencing on September 27, 2006), have an exercise price of $2.00 and are subject to antidilution adjustments on the terms provided below.

Event	Description of Triggering Event	Share Adjustment	Price Adjustment
Stock Dividend	If prior to the exercise of the Warrant in full (i) the Company fixes a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock is increased by a subdivision or split-up of shares of Common Stock.	On the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares of Common Stock to be delivered upon exercise of the Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (e).	The Exercise Price payable upon the exercise of the Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.
Combination	If prior to the exercise of the Warrant in full the number of shares of Common Stock outstanding are decreased by a combination of the outstanding shares of Common Stock,	Immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of the Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had the Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (e).	The Exercise Price payable upon the exercise of the Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.
Reorganization	If prior to the exercise of the Warrant in full	Upon exercise of the Warrant the Warrantholder	N/A